UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2019 (March 18, 2019)

DIAMONDPEAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 W 57th Street

29th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 716-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of DiamondPeak Holdings Corp. (the “Company”), on March 4, 2019, the Company consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share ( “Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. The Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any. On March 18, 2019, the Underwriters partially exercised the over-allotment option and purchased an additional 3,000,000 Units (the “Over-Allotment Units”), generating gross proceeds of $30,000,000.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,666,667 warrants (the “Private Placement Warrants”) to DiamondPeak Sponsor LLC (the “Sponsor”) and accounts managed by subsidiaries of BlackRock, Inc., at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,000,000. In connection with the Underwriters’ partial exercise of their over-allotment option, the Sponsor purchased an additional 400,000 Private Placement Warrants, generating gross proceeds to the Company of $600,000.

In addition, the 6,375,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercises of the over-allotment) included an aggregate of up to 937,500 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full, so that the Sponsor and the other holders of Founder Shares would together own 20.0% of the issued and outstanding shares of all classes of common stock of the Company. Since the underwriters exercised the over-allotment option in part and purchased 3,000,000 of the total possible 3,750,000 Over-Allotment Units, the Sponsor forfeited 187,500 Founder Shares on March 18, 2019. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of $280,000,000, comprised of $274,400,000 of the proceeds from the IPO (which amount includes $9,800,000 of the Underwriters’ deferred discount) and $5,600,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by American Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of March 4, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on March 8, 2019. The Company’s unaudited pro forma balance sheet as of March 18, 2019, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Private Placement consummated on the same day is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated March 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDPEAK HOLDINGS CORP.

	By:	/s/ David T. Hamamoto
		Name:	David T. Hamamoto
		Title:	Chief Executive Officer

Dated: March 22, 2019

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